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                                                                    Exhibit 10.5

                           RENAISSANCE WORLDWIDE, INC.

                      1998 INTERNATIONAL STOCK OPTION PLAN

1.    PURPOSE

      The purpose of this International Stock Option Plan (the "Plan") is to advance the interests of Renaissance Worldwide, Inc. (the "Company") by enhancing the ability of its non-U.S. subsidiaries (individually a "Foreign Subsidiary" and collectively the "Foreign Subsidiaries") to attract and retain directors, employees, consultants or advisers who are in a position to make significant contributions to the success of the Company, to reward them for their contributions and to encourage them to take into account the long-term interests of the Company.

      The Plan provides for the award of options to purchase shares of the Company's common stock ("Stock"). Options granted pursuant to the Plan will be non-incentive options.

2.    ELIGIBILITY FOR AWARDS

      Persons eligible to receive awards under the Plan shall be all directors, including directors who are not employees, of the Foreign Subsidiaries and all executive officers of the Foreign Subsidiaries and their subsidiaries and other employees, consultants and advisers (collectively, "Optionees") who, in the opinion of the Board, are in a position to make a significant contribution to the success of the Company and its subsidiaries. A subsidiary for purposes of the Plan shall be a corporation in which the Company owns, directly or indirectly, stock possessing 50% or more of the total combined voting power of all classes of stock. Persons selected for awards under the Plan are referred to herein as "participants."

3.    ADMINISTRATION

      The Plan shall be administered by the Board of Directors (the "Board") of the Company. The Board shall have authority, not inconsistent with the express provisions of the Plan, (a) to grant awards consisting of options to such participants as the Board may select; (b) to determine the time or times when awards shall be granted and the number of shares of Stock subject to each award;
(c) to determine the terms and conditions of each award; (d) to prescribe the form or forms of any instruments evidencing awards and any other instruments required under the Plan and to change such forms from time to time; (e) to adopt, amend and rescind rules and regulations for the administration of the Plan; and (f) to interpret the Plan and to decide any questions and settle all controversies and disputes that may arise in connection with the Plan. Such determinations of the Board shall be conclusive and shall bind all parties. Subject to Section 9 the Board shall also have the authority, both generally and in particular instances, to waive compliance by a participant with any obligation to be performed by the participant under an award, to waive any condition or provision of an award, and to amend or cancel any award (and if an award is canceled, to grant a new award on such terms as the Board shall specify) except that the Board may not take any action with respect to an
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outstanding award that would adversely affect the rights of the participant under such award without such participant's consent. Nothing in the preceding sentence shall be construed as limiting the power of the Board to make adjustments required by Section 5(c) and Section 6(i).

      The Board may, in its discretion, delegate some or all of its powers with respect to the Plan to a committee (the "Committee"), in which event all references in this Plan (as appropriate) to the Board shall be deemed to refer to the Committee. The Committee, if one is appointed, shall consist of at least two directors. A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee under the Plan may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

4.    EFFECTIVE DATE AND TERM OF PLAN

      The Plan shall become effective on the date on which it is approved by the Board of Directors of the Company.

      No awards shall be granted under the Plan after the completion often years from the date on which the Plan was adopted by the Board, but awards previously granted may extend beyond that date.

5.    SHARES SUBJECT TO THE PLAN

      a. Number of Shares. Subject to adjustment as provided in Section 5(c), the aggregate number of shares of Stock that may be delivered upon the exercise of awards granted under the Plan shall be 250,000. If any award granted under the Plan terminates without having been exercised in full, or upon exercise is satisfied other than by delivery of Stock, the number of shares of Stock as to which such award was not exercised shall be available for future grants within the limits set forth in this Section 5(a).

      b. Shares to be Delivered. Shares delivered under the Plan shall be authorized but unissued Stock or, if the Board so decides in its sole discretion, previously issued Stock acquired by the Company and held in its treasury. No fractional shares of Stock shall be delivered under the Plan.

      c. Changes in Stock. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital stock, the number and kind of shares of Stock subject to awards then outstanding or subsequently granted under the Plan, the exercise price of such awards, the maximum number of shares of Stock that may be delivered under the Plan, and other relevant provisions shall be appropriately adjusted by the Board, whose determination shall be binding on all persons.


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      The Board may also adjust the number of shares subject to outstanding awards and the exercise price and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers (except those described in Section 6(i)), acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Plan.

6.    TERMS AND CONDITIONS OF OPTIONS

      a. Exercise Price of Options. The exercise price of each option shall be determined by the Board, but the exercise price, in the case of an original issue of authorized stock, shall not be less than par value.

      b. Duration of Options. Options shall be exercisable during such period or periods as the Board may specify. The latest date on which an option may be exercised (the "Final Exercise Date") shall be the date that is ten years from the date the option was granted or such earlier date as the Board may specify at the time the option is granted.

      c. Exercise of Options

            (1) Options shall become exercisable at such time or times and upon such conditions as the Board shall specify. In the case of an option not immediately exercisable in full, the Board may at any time accelerate the time at which all or any part of the option may be exercised.

            (2) Options may be exercised only in writing. Written notice of exercise must be signed by the proper person and furnished to the Company, together with (i) such documents as the Board may require and (ii) payment in full as specified below in Section 6(d) for the number of shares for which the option is exercised.

            (3) The delivery of Stock upon the exercise of an option shall be subject to compliance with (i) applicable laws and regulations, (ii) if the outstanding Stock is at the time listed on any stock exchange, the listing requirements of such exchange, and (iii) Company counsel's approval of all other legal matters in connection with the issuance and delivery of such Stock. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act and may require that the certificates evidencing such Stock bear an appropriate legend restricting transfer.

            (4) The Board shall have the right to require that the participant exercising the option remit to the Company an amount sufficient to satisfy any U.S. or foreign federal, state, or local withholding tax requirements (or make other arrangements satisfactory to the

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      Company with regard to such taxes) prior to the delivery of any Stock pursuant to the exercise of the option. If permitted by the Board, either at the time of the grant of the option or the time of exercise, the participant may elect, at such time and in such manner as the Board may prescribe, to satisfy such withholding obligation by (i) delivering to the Company Stock (which in the case of Stock acquired from the Company shall have been owned by the participant for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (ii) requesting that the Company withhold from the shares of Stock to be delivered upon the exercise a number of shares of Stock having a fair market value equal to such withholding obligation.

            (5) If an option is exercised by the executor or administrator of a deceased participant, or by the person or persons to whom the option has been transferred by the participant's will or the applicable laws of descent and distribution, the Company shall be under no obligation to deliver Stock pursuant to such exercise until the Company is satisfied as to the authority of the person or persons exercising the option.

            (6) Notwithstanding anything herein to the contrary, to the extent that the granting or exercise of an option or the delivery of Stock upon exercise of an option are subject to different or additional requirements or restrictions particular to the Optionees of the Foreign Subsidiary that is the subject of a Schedule to the Plan, as described in Section 9, the grant or exercise of such option or the delivery of Stock upon exercise of such option shall be subject to such different or additional requirements or restrictions set forth in such Schedule.

      d. Payment for and Delivery of Stock. Stock purchased upon exercise of an option under the Plan shall be paid for as follows:

            (1) in cash or by personal check, certified check, bank draft or money order payable to the order of the Company; or

            (2) if so permitted by the Board, (A) through the delivery of shares of Stock (which, in the case of Stock acquired from the Company, shall have been held for at least six months prior to delivery) having a fair market value on the last business day preceding the date of exercise equal to the purchase price or (B) by delivery of a promissory note of the participant to the Company, such note to be payable on such terms as are specified by the Board or (C) by delivery of an unconditional and irrevocable undertaking by a broker to deliver promptly to the Company sufficient funds to pay the exercise price or (D) by any combination of the permissible forms of payment; provided, that if the Stock delivered upon exercise of the option is an original issue of authorized Stock, at least so much of the exercise price as represents the par value of such Stock shall be paid other than by a personal check or promissory note of the person exercising the option.


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      e. Rights as Shareholder. A participant shall not have the rights of a shareholder with regard to awards under the Plan except as to Stock actually received by the participant under the Plan.

      f. Nontransferability of Awards. Except as the Board may otherwise determine, no award may be transferred other than by will or by the laws of descent and distribution, and during a participant's lifetime an award may be exercised only by the participant.

      g. Death. If a participant dies, each option held by the participant immediately prior to death may be exercised, to the extent it was exercisable immediately prior to death, by the participant's executor or administrator or by the person or persons to whom the option is transferred by will or the applicable laws of descent and distribution, at any time within the one-year period (or such longer or shorter period as the Board may determine) beginning with the date of the participant's death but in no event beyond the Final Exercise Date. All options held by a participant immediately prior to death that are not then exercisable shall terminate on the date of death.

      h. Termination of Service Other Than By Death. If an employee's employment with the Company and its subsidiaries terminates for any reason other than by death, all options held by the employee that are not then exercisable shall terminate. Options that are exercisable on the date employment terminates shall continue to be exercisable for a period of three months (or such longer period as the Board may determine, but in no event beyond the Final Exercise Date) unless the employee was discharged for cause that in the opinion of the Board casts such discredit on the employee as to justify termination of the employee's options. After completion of the post-termination exercise period, such options shall terminate to the extent not previously exercised, expired or terminated. For purposes of this Section 5(h), employment shall not be considered terminated
(i) in the case of sick leave or other bona fide leave of absence approved for purposes of the Plan by the Board, so long as the employee's right to reemployment is guaranteed either by statute or by contract, or (ii) in the case of a transfer of employment between the Company and a subsidiary or between subsidiaries, or to the employment of a corporation (or a parent or subsidiary corporation of such corporation) issuing or assuming an option.

      In the case of a participant who is not an employee, provisions relating to the exercisability of options following termination of service shall be specified in the award. If not so specified, all options held by such participant that are not then exercisable shall terminate upon termination of service. Options that are exercisable on the date the participant's service as a director, consultant or adviser terminates shall continue to be exercisable for a period of three months (or such longer period as the Board may determine, but in no event beyond the Final Exercise Date) unless the director, consultant or adviser was terminated for cause that in the opinion of the Board casts such discredit on him or her as to justify termination of his or her options. After completion of the post termination exercise period, such options shall terminate to the extent not previously exercised, expired or terminated.


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      i. Mergers, etc. In the event of a change of the Company Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of shares which thereafter may be purchased pursuant to an option under the Plan and the number and kind of shares then subject to options granted hereunder and the price per share thereof shall be appropriately adjusted in such manner as the Board may determine equitable to prevent dilution or enlargement of the rights available or granted hereunder.

            (1) Except as otherwise determined by the Board, a merger or a similar reorganization which the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every option hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder; provided, however, that, in the case of such a merger or similar reorganization, or such a sale of all or substantially all of the assets of the Company, if there is no such assumption, the Board may provide that some or all of the unexercised portion of any one or more of the outstanding options shall be immediately exercisable and vested as of such date prior to such merger, similar reorganization or sale of assets as the Board determines.

            (2) If any person or group, other than the Company, any of its subsidiaries or affiliates or any employee benefit plan of the Company, either publicly or in a written communication to the Company or to its Board, makes a tender or exchange offer or other bona fide offer to acquire directly or indirectly voting securities under circumstances such that, immediately after such acquisition, such person or group would beneficially own voting securities with aggregate voting power representing 20% or more of the total voting power of the Company, the Board may in its sole discretion provide that all outstanding options shall immediately become fully exercisable.

7.    EMPLOYMENT RIGHTS

      Neither the adoption of the Plan nor the grant of awards shall confer upon any participant any right to continue as an employee or director of, or consultant or adviser to, the Company or any parent or subsidiary or affect in any way the right of the Company or parent or subsidiary to terminate them at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in awards granted under this Plan shall not constitute an element of damages in the event of termination of the relationship of a participant even if the termination is in violation of an obligation of the Company to the participant by contract or otherwise.


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8.    EFFECT,DISCONTINUANCE, CANCELLATION, TERMINATION,AMENDMENT AND TERMINATION

      Neither adoption of the Plan nor the grant of awards to a participant shall affect the Company's right to make awards to such participant that are not subject to the Plan, to issue to such participant Stock as a bonus or otherwise, or to adopt other plans or arrangements under which Stock may be issued.

      The Board may at any time discontinue granting awards under the Plan. With the consent of the participant, the Board may at any time cancel an existing award in whole or in part and grant another award for such number of shares as the Board specifies. The Board may at any time or times amend the Plan or any outstanding award for the purpose of satisfying the requirements of the Code or of any changes in applicable laws or regulations or for any other purpose that may at the time be permitted by law, or may at any time terminate the Plan as to further grants of awards, but no such amendment shall adversely affect the rights of any participant (without the participant's consent) under any award previously granted.

9.    RULES PARTICULAR TO SPECIFIC FOREIGN SUBSIDIARIES

      Notwithstanding anything herein to the contrary, the terms and conditions of this Plan may be amended with respect to a particular Foreign Subsidiary by means of an addendum to the Plan in the form of a Schedule, and to the extent that the terms and conditions set forth in the Schedule conflict with any provisions of this Plan, the provisions of the Schedule shall govern. Terms and conditions set forth in the Schedule shall apply only to options issued to Optionees of the Foreign Subsidiary that is the subject of the Schedule and shall not apply to options issued to Optionees of any other Foreign Subsidiary. The adoption of any such Schedule shall be subject to the approval of the Board.


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RENAISSANCE WORLDWIDE, INC.                                               FINAL

1998 INTERNATIONAL STOCK OPTION PLAN

ADDENDUM GOVERNING OPTIONS GRANTED TO EMPLOYEES IN TILE UNITED KINGDOM

1     GENERALLY

1.1 The 1998 International Stock Plan (the "Plan") and this addendum shall collectively constitute the Renaissance Worldwide, Inc UK share option scheme (the "UK Scheme"). The purpose of the UK Scheme is to grant options to employees of Renaissance Worldwide, Inc, and its subsidiaries in the United Kingdom.

1.2 The rules of the UK Scheme (the "Rules") comply with the requirements for approval by the Board of Inland Revenue as set out in Schedule 9 to ensure that the UK Scheme is an approved employee share option scheme within the meaning of
Schedule 9.

1.3 The UK Scheme shall be governed and construed in accordance with the laws of England. The rules of the Plan shall apply to the UK Scheme unless the Rules expressly or by implication provide to the contrary, but so that nothing in either the Plan or the UK Scheme shall operate to prejudice approval by the Inland Revenue of the UK Scheme. The Company may, for the avoidance of doubt only grant Options under the UK Scheme.

2     DEFINITIONS

      2.1 In this addendum, the following words and expression shall have the following meanings:

            "Acquiring Company" a company which for the purposes of Rule 7 comes within the definition of "the acquiring company" in paragraph 15(1) of Schedule 9;

            "Acquisition Price" in relation to an Option, the total amount payable on any exercise being an amount equal to the relevant Subscription Price multiplied by the number of Shares in respect of which the Option is exercised;

            "Any Other Approved Scheme" any scheme other than the UK Scheme established by the Company or by any Associated Company and approved in accordance with Schedule 9 but excluding for the purposes of this definition any savings-related share option scheme or profit sharing scheme so established;

            "Approved Date" the date on which the UK Scheme is approved by the Board of Inland Revenue under Schedule 9;


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            "Associated Company" has the same meaning as in the section 416 of
ICTA 1988;

            "Board" the board of directors of the Company or a Committee appointed under section 3 of the Plan;

            "Company" Save as provided in Rule 7.6, Renaissance Worldwide, Inc;

            "Control" has the same meaning as in Section 840 of ICTA 1988;

            "Controlling Company" a company other than the Company and an Acquiring Company which falls within paragraph 10(b) or 10(c) of Schedule 9;

            "Date of Grant" the date on which an Option is, was, or is to be granted under the UK Scheme;

            "Eligible Employee" any director of any Participating Company (other than the Company) who is required to devote to his duties not less than 25 hours per week (excluding meal breaks) or any employee of any Participating Company who is not also a director or officer of the Company and, in both cases, who is not precluded by paragraph 8 of Schedule 9 from participating in the UK Scheme;

            "ICTA 1988" the Income and Corporation Taxes Act 1988;

            "Market Value" on any day the market value of a Share determined in accordance with the provisions of Part VIII of the Taxation of Chargeable Gains Act 1992 and agreed in writing for the purposes of the UK Scheme with the Inland Revenue Shares Valuation Division on or before that day;

            "Option" a right to acquire Shares granted (or to be granted) in accordance with the Rules;

            "Option Holder" an individual to whom an Option has been granted or his personal representatives;

            "Participating Company" the Company and any other company of which the Company has Control;

            "Schedule 9" Schedule 9 to ICTA 1988;

            "Share" subject to Rule 7, a share of Common Stock in the capital of the 6Company which satisfies the conditions specified in paragraphs 10-14 inclusive of Schedule 9;


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            "Subscription Price" the price at which each Share subject to an
Option may be acquired on the exercise of that Option determined by the Board PROVIDED THAT the Subscription Price shall not be less than the Market Value of a Share on the Date of Grant

            "Subsisting Option" an Option granted under the UK Scheme which has neither lapsed nor been exercised.


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      2.2 Where the context so admits the singular shall include the plural and vice versa and the masculine shall include the feminine.

      2.3 Any references in the UK Scheme to any enactment includes a reference to that enactment as from time to time modified, extended or re-enacted.

3     GRANT OF OPTIONS

3.1 At any time after the Approved Date, the Board may, at their absolute discretion, grant Options under the Plan to Eligible Employees.

3.2 The Directors may adopt such procedure as they think fit for granting Options, whether by invitation to Eligible Employees to apply for Options or by granting Options without issuing invitations, PROVIDED THAT any documentation used in such procedure is approved in advance by the Inland Revenue.

3.3 The Company shall issue to each Option Holder an Option Certificate which, except where the Option is granted in consideration of the payment by the Eligible Employee of (pound)1, shall be executed under seal (or in such other manner as shall take effect as a deed of the Company) and which shall be in such form as the Directors shall from time to time determine (subject to the approval of the Inland Revenue). The Option Certificate shall include details of:

      a     the Date of Grant of the Option;
      b     the Share Price; and
      c     the number of Shares subject to the Option; and
      d     subject to Rules 5, 6 and 7, the period during which the option is exercisable PROVIDED THAT such period shall not end later than ten years after the relevant Date of Grant; and
      e     the performance targets or conditions to be satisfied as a condition of the exercise of the Option. Options may be granted subject to the condition that it shall only become exercisable following the attainment of an objective performance condition(s). The performance condition(s) must be acceptable to and approved by the Inland
            Revenue.

      In the application of such conditions, when events have occurred which cause the Board to consider that the existing constraints and/or conditions (as the case may be) has become unfair or impractical, they may, in their discretion (provided such discretion is exercised fairly and reasonably), amend, relax, waive or substitute such constraints or conditions so amended, relaxed, waived or substituted would, in the reasonable opinion of the Board, be no more or less difficult to abide by or satisfy than when they were originally imposed or last amended or relaxed (as the case may be).


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3.4 Each Eligible Employee to whom an Option is granted may by notice in writing within 30 days of the Date of Grant disclaim in whole or in part his rights under the Option in which case the Option shall for all purposes be deemed never to have been granted.

3.5 Where an Option is to be granted pursuant to an invitation and the Subscription Price is determined by reference to the market value of a share on the date of the invitation (or such earlier time agreed between the Company and the Inland Revenue), the Option must be granted no later than thirty days from the date of the invitation or such earlier date.

3.6 Notwithstanding paragraph 6(f) of the Plan, no Option may be transferred, assigned or charged and any purported transfer, assignment or charge shall cause the Option to lapse forthwith.


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4     LIMITATION ON GRANTS

No Option shall be granted to an Eligible Employee under the UK Scheme if as a result the total Subscription Price of the Shares issuable on the exercise of such Option when aggregated with the total market price at the relevant Date of Grant of shares still capable of being issued on the exercise of options previously granted to him under the UK Scheme and Any Other Approved Scheme would exceed (pound)30,000 (or its equivalent in any other currency, taking as the rate of exchange the spot rate for the currency in question on the date of the grant of the Option as quoted by any of the Company's bankers from time to time) or such other amount as may be prescribed by statute from time to time.

5     EXERCISE OF OPTIONS

5.1 Subject to Rules 5.2, 6 and 7, any Option which has not lapsed may be exercised in whole or in part in accordance with the vesting schedules contained on the Option Certificate.

      5.2 An Option shall lapse on the earliest of the following events:

            i the tenth anniversary of its Date of the Grant or such earlier date specified pursuant to Rule 3.3 (d).

            ii the end of the relevant exercise period specified in Rule 5.4.

            iii the Option Holder ceasing to be director or employee of any Participating Company, other than by reason specified in Rule 5.4.

            iv the Option Holder being adjudicated bankrupt.

      5.3 Save as provided in Rule 5.4 an option may only be exercised by an Option Holder while he is a director or employee of a Participating Company or an Associated Company of a Participating Company.

      5.4 i An Option may be exercised by an Option Holder within a period of ninety days following the date on which he ceases to be employed by a Participating Company or an Associated Company of a Participating Company by reason of disability, to the extent that the option was exercisable on the date of such cessation.

            ii An Option may be exercised by the personal representatives of a deceased Option Holder during the period of twelve months following the date of death, to the extent that the Option was exercisable on the date of such cessation.


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            iii An Option may be exercised, to the extent that the Option was exercisable on the date of cessation by an Option Holder within the period of ninety days following the date on which he ceases to hold any office or employment with a Participating Company or an Associated Company of a Participating Company on account of:

            a retirement at contractual retirement age including late
              retirement; or

            b early retirement by agreement with his employer; or

            c redundancy and injury; or

            d any other reason in the absolute discretion of the Directors.

6     EXERCISE OF OPTIONS: MERGER: SALE OF ASSETS

      6.1 Except as otherwise determined by the Board, a merger or a similar reorganisation which the Company does not survive, or a sale of all or substantially all of the assets of the Company, shall cause every Option hereunder to terminate, to the extent not then exercised, unless any surviving entity agrees to assume the obligations hereunder pursuant to Rule 7; provided, however, that, in the case of such a merger or similar reorganisation, or such a sale of all or substantially all of the assets of the Company, if there is no such assumption, the Board may provide that some or all of the unexercised portion of any one or more of the outstanding Options shall be immediately exercisable as of such date prior to such merger, similar reorganisation or sale of assets as to the Board determines.

      6.2 If any person or group, other than the Company, any of its subsidiaries or affiliates or any employee benefit plan of the Company, either publicly or in a written communication to the Company or to its Board of Directors, makes a tender or exchange offer or other bona fide offer to acquire directly or indirectly voting securities under circumstances such that, immediately after such acquisition, such person or group would beneficially own voting securities with aggregate voting power representing 20% or more of the total voting power of the Company, the Board may in its sole discretion provide that all outstanding options shall immediately become fully exercisable.

7     REPLACEMENT OF OPTIONS ON CHANGE OF CONTROL OF THE COMPANY

      7.1 Rule 7.2 shall apply where an Acquiring Company obtains Control of the Company as a result of making:

            (a) a general offer to acquire the whole of the issued share capital of the Company (other than that which is already owned by it and/or any of its subsidiaries) made on a condition such that if it is satisfied the Acquiring Company will have Control of the Company; or


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            (b) a general offer to acquire all the Shares (or such Shares as are not already owned by the Acquiring Company and/or by any of its subsidiaries);

      7.2 An Option Holder may, at any time within the appropriate period as defined in Rule 7.4 by agreement with the Acquiring Company, release any of his Option(s) (the "Old Option" for the purposes of this Rule 7) in consideration of the grant to him of a new option (the "New Option" for the purposes of this paragraph) PROVIDED THAT any New Option satisfies the conditions of Rule 7.3.

      7.3 The New Option must:

      (a) be over shares in the Acquiring Company or a Controlling Company which shares satisfy the conditions specified in paragraphs 10 to 14 inclusive of
Schedule 9 (and the term "Shares" in the UK Scheme shall thereafter be construed accordingly);

      (b) be a right to acquire such number of shares which on acquisition of the New Option have an aggregate market value (determined in accordance with Part VIII of the Taxation of Chargeable Gains Act 1992) equal to the aggregate market value (determined on a like basis) of the Shares the subject of the Old Option immediately before its release; and

      (c) have a subscription price per share such that the aggregate price payable on complete exercise of the New Option equals the aggregate price which would have been payable on complete exercise of the Old Option at the time of its release.

      7.4 The appropriate period referred to in Rule 7.2 is a period six months commencing on the date when the Acquiring Company making the offer has obtained Control of the Company and any condition subject to which the offer is made is satisfied.

      7.5 The New Option shall be exercisable in the same manner as the Old Option and in accordance with the provisions of the Scheme as it had effect in relation to the Old Option immediately before its release (references to the term "Option" in the Scheme being construed accordingly), and the New Option shall, for all purposes of the Scheme other than clause 7.6, be treated as having been granted on the date when the corresponding Old Option was granted.

      7.6 With effect from the grant of a New Option hereunder, Rules 5, 6, 7, 8, 9 and 11 shall, in relation to the New Option, be construed as if references to the Company were references to the Acquiring Company, or as the case may be, the Controlling Company.

8     MANNER OF EXERCISE OF OPTIONS

      8.1 No Option may be exercised by an individual at any time when he is precluded by paragraph 8 of Schedule 9 from participating in the Scheme.


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      8.2 No Option may be exercised at any time when the shares which may thereby be acquired do not satisfy the conditions specified in paragraphs 10-14 of Schedule 9.

      8.3 The Board shall determine the manner in which Options may be exercised. Payment shall be made either in cash, by cheque or by a combination of cash and cheque.

      8.4 The relevant Shares shall be allotted or transferred (as the case may be) within 28 days following such delivery and, accordingly in cases where Shares are to be transferred, the Company shall use its best endeavors to ensure due transfer thereof. At the request of the Option Holder, the Shares may be allotted or transferred (as the case may be) to a nominee provided the Option Holder has beneficial ownership of the Shares at the time of such allotment or transfer.

9     VARIATIONS IN THE SHARE CAPITAL OF THE COMPANY

      9.1 The number of Shares over which an Option is granted and the Subscription Price thereof may, subject to the prior approval of the Inland Revenue, be adjusted in such manner as the Directors shall determine following any capitalization issue, subdivision, consolidation or reduction of share capital and in respect of any discount element in any rights issue or other variation of share capital to the intent that (as nearly as may be possible without involving fractions of a Share or a Subscription Price calculated to more than two decimal places) the Acquisition Price payable in respect of an Option shall remain unchanged.

      9.2 All Option Holders shall be notified in writing of any such adjustments as soon as practicable thereafter and the Company shall be entitled to call in the instruments evidencing the grant of the Options affected by such adjustments for endorsement or replacement, as may appear appropriate.


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10    ADMINISTRATION AND AMENDMENT

      10.1 Subject to Rule 10.2, the Board may at any time:

            (a) amend by resolution all or any of the provisions of the UK
Scheme;

            (b) make such changes to any Option as may be necessary or appropriate from time to time so that Options granted under the UK Scheme will continue to be non-qualified stock options under the Internal Revenue Code as in existence from time to time; and

            (c) make such other changes in the UK Scheme as from time to time the Board deems advisable without further action on the part of the stockholders of the Company, PROVIDED THAT the Board may not; increase the number of Shares authorized for the UK scheme; reduce the Subscription Price to an amount less than 100% of the Market Value at the time of granting of the Option; change the class of employees eligible to receive Options under the UK Scheme; adversely affect or impair (except as authorized or elsewhere under the UK Scheme) any Option previously granted under the UK Scheme; materially increase the benefits accruing to Option Holders under the UK Scheme.

10.2 No amendment to the UK Scheme shall be effective until approved by the Board of Inland Revenue and nothing shall be done to the UK Scheme which would prejudice the obtaining of the approval of the Board of Inland Revenue or cause it to be withdrawn.

10.3 The Board may at any time by resolution and without other formality amend the UK Scheme in any way to the extent necessary to secure and maintain the approval of the Board of Inland Revenue and to ensure that such approval is not withdrawn pursuant to any statutory modification of the provisions of the Taxes Act.

10.4 On any such amendment being made by the Board all Option Holders shall be notified in writing as soon as possible thereafter.

10.5 The UK Scheme shall remain in effect until and shall terminate on such date as the Board determines in accordance with section 8 of the rules of the Plan. The Board may not grant Options under the UK Scheme after that date but Options granted before that date will continue to be effective in accordance with their terms.

11    ADDITIONAL PROVISIONS

      11.1 The Company shall at all times maintain an amount of authorized and unissued Shares sufficient to satisfy outstanding Options under the UK Scheme or, where appropriate, be able to procure that sufficient Shares are available for transfer to satisfy all Options under which


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Shares may be acquired.

      11.2 Every Option shall be subject to the condition that no Shares shall be issued or transferred to an Option Holder following the exercise of an Option if such issue would be contrary to any enactment or regulation for the time being in force of the United Kingdom or of any other country having jurisdiction in relation thereto. The Company shall not be bound to take any action to obtain that such issue or transfer shall be in accordance with any such enactment or regulation if such action could in the opinion of the Board be unduly onerous.

      11.3 The rights and obligations of a Option Holder under his terms of employment with any Participating Company shall not be affected by his participation in the UK Scheme and the UK Scheme shall not afford to a Option Holder any right to continued employment or any additional right to compensation in consequence of the termination of his employment for any reason whatsoever.


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